UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

SEADRILL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-39327	98-1834031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4425 Westway Park Blvd., Suite 170,

Houston, Texas, United States of America 77041

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +1 (713) 329-1150

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	SDRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 15, 2026, Seadrill Limited (the “Company”) issued a press release announcing that, subject to market conditions, Seadrill Finance Limited, a wholly owned subsidiary of the Company (“Seadrill Finance”), intends to offer for sale to eligible purchasers in an offering (the “Offering”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), $600 million in aggregate principal amount of senior unsecured notes due 2034 (the “Notes”). The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The Exhibit 99.2 to this Current Report contains certain sections from the preliminary offering memorandum of Seadrill Finance relating to the Offering.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

The offer and sale of the Notes and the related guarantees have not been, and will not be, registered under the Securities Act, or the securities laws of any state or jurisdiction, and unless so registered, these securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and the applicable securities laws of any state or jurisdiction. This Current Report shall not constitute an offer to sell, or the solicitation of an offer to buy, any of these securities or any other securities, nor shall there be any sale of these securities or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 15, 2026, announcing the commencement of the Offering.

99.2	Excerpts from preliminary offering memorandum relating to the Offering.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEADRILL LIMITED
Date: June 15, 2026

	By:	/s/ Grant Creed
	Name:	Grant Creed
	Title:	Chief Financial Officer